THIRD AMENDMENT TO CREDIT AGREEMENT

THIS THIRD AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), is made and entered into as of November 30, 2015 (the “Third Amendment Effective Date”), among NORTHSTAR HEALTHCARE ACQUISITIONS, L.L.C., a Delaware limited liability company (the “Borrower”), the other Credit Parties party hereto, the financial institutions party hereto from time to time (collectively, the “Lenders” and individually each a “Lender”), and HEALTHCARE FINANCIAL SOLUTIONS, LLC, a Delaware limited liability company (as the successor in interest to GENERAL ELECTRIC CAPITAL CORPORATION), as administrative agent for the Secured Parties (in such capacity, the “Agent”), and as a Lender, and Swingline Lender.

W I T N E S S E T H:

WHEREAS, the Borrower, the other Credit Parties party thereto, the Lenders party thereto and Agent are parties to that certain Credit Agreement, dated as of March 31, 2015 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), pursuant to which the Lenders committed to make certain loans and other financial accommodations to the Borrower upon the terms and conditions set forth therein;

WHEREAS, the Borrower and the other Credit Parties have requested that Agent and the Lenders (a) amend the form of Compliance Certificate set forth in the Credit Agreement and (b) amend certain provisions of the Credit Agreement as more fully described herein; and

WHEREAS, Agent and the Lenders are willing to amend certain provisions of the Credit Agreement, all subject to and in accordance with the terms and conditions specified herein.

NOW, THEREFORE, in consideration of the foregoing, and the respective agreements, warranties and covenants contained herein, the parties hereto agree, covenant, and warrant as follows:

SECTION 1. DEFINITIONS.

1.1     Interpretation. All capitalized terms used herein (including the recitals hereto) shall have the respective meanings assigned thereto in the Credit Agreement unless otherwise defined herein.

SECTION 2. AMENDMENTS.

Subject to the terms and conditions of this Amendment, including, without limitation, the representations, warranties, and covenants in Section 5 hereof and the conditions precedent to the effectiveness of this Amendment in Section 6 hereof, effective as of the date hereof, the Credit Agreement is hereby amended as follows:

2.1     Form of Compliance Certificate. Exhibit 4.2(b) to the Credit Agreement is hereby amended and restated in its entirety with the form of Exhibit 4.2(b) attached hereto.

SECTION 3. ACKNOWLEDGMENTS

3.1     Acknowledgment of Obligations. All Obligations, together with interest accrued and accruing thereon, and fees, costs, expenses and other charges now or hereafter payable by the Credit Parties to the Lenders, are unconditionally owing by the Credit Parties, all without offset, defense or counterclaim of any kind, nature or description whatsoever.

3.2     Acknowledgment of Liens. Each of the Credit Parties hereby acknowledges, confirms and agrees that Agent on behalf of the Lenders has and shall continue to have valid, enforceable and perfected first priority Liens (subject to certain Permitted Liens) upon and security interests in the Collateral heretofore granted by the Credit Parties to Agent on behalf of the Lenders pursuant to the Loan Documents.

3.3     Binding Effect of Documents. Each of the Credit Parties hereby acknowledges, confirms and agrees that: (a) each of the Loan Documents to which it is a party has been duly executed and delivered to Agent, and each is in full force and effect as of the date hereof, (b) the agreements and obligations of each Credit Party contained in the Loan Documents and in this Amendment constitute the legal, valid and binding obligations of such Credit Party, enforceable against it in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally or by equitable principles relating to enforceability, and no Credit Party has a valid defense to the enforcement of such obligations and (c) Agent and the Lenders are and shall be entitled to the rights, remedies and benefits provided for them in the Loan Documents and applicable law.

SECTION 4. REPRESENTATIONS, WARRANTIES AND COVENANTS

Borrower and each of the other Credit Parties hereby further represent, warrant, and covenant with and to Agent and the Lenders as follows:

4.1     Representations and Warranties. After giving effect to this Amendment, each of the representations and warranties made by or on behalf of the Credit Parties to Agent and the Lenders in all of the Loan Documents was true and correct in all material respects when made and is true and correct in all material respects on and as of the date of this Amendment with the same full force and effect as if each of such representations and warranties had been made by such Person on the date hereof and in this Amendment, except to the extent that such representation and warranty expressly relates to an earlier date and except for changes therein expressly permitted or expressly contemplated by the Credit Agreement.

4.2     Binding Effect of Documents. This Amendment and the other Loan Documents have been duly executed and delivered to Agent and the Lenders by the Borrower and each of the other Credit Parties and are in full force and effect, as modified hereby.

4.3     No Conflict, Etc. The execution and delivery and performance of this Amendment by the Borrower and each of the other Credit Parties will not violate any federal, state or any other material law, rule, regulation or order or material contractual obligation of such Person in any material respect and will not result in, or require, the creation or imposition of any Lien (other than the Liens created by the Collateral Documents) on any of its Properties or revenues.

4.4     Events of Default. Immediately after giving effect to this Amendment, no Events of Default are continuing as of the date hereof. The parties hereto acknowledge, confirm, and agree that any material misrepresentation by any Credit Party or any failure of any Credit Party to comply with the covenants, conditions and agreements contained in this Amendment shall constitute an Event of Default under the Credit Agreement.

SECTION 5. CONDITIONS TO EFFECTIVENESS

The effectiveness of the terms and provisions of this Amendment shall be subject to each of the following conditions precedent having been satisfied as determined in Agent’s sole discretion prior to the Third Amendment Effective Date:

(a)     Agent shall have received one or more counterparts of this Amendment, duly executed and delivered by the Credit Parties and the Lenders; and

(b)     All reasonable out-of-pocket costs and expenses referenced in Section 9.5 of the Credit Agreement that have been invoiced to the Borrower shall have been paid or reimbursed by the Borrower, including, without limitation, those relating to this Amendment.

SECTION 6. PROVISIONS OF GENERAL APPLICATION

6.1     Effect of this Amendment. Except for the amendments expressly set forth and referred to in Section 2, no other changes or modifications to the Loan Documents are intended or implied and in all other respects the Loan Documents are hereby specifically ratified and confirmed by all parties hereto as of the date hereof. In the event of any conflict between the terms of this Amendment and the other Loan Documents, the terms of this Amendment shall control. Nothing in this Amendment is intended, or shall be construed, to constitute a novation or an accord and satisfaction of any Credit Party’s Obligations under or in connection with the Credit Agreement or any of the other Loan Documents or to modify, affect or impair the perfection or continuity of Agent’s security interests in, security titles to or other Liens on any Collateral for the Obligations. The Credit Agreement and this Amendment shall be read and construed as one agreement. Agent and Lenders hereby notify the Credit Parties that, effective from and after the date of this Amendment, Agent, and Lenders intend to enforce all of the provisions of the Loan Documents and that Agent and Lenders expect that the Credit Parties will strictly comply with the terms of the Loan Documents from and after this date.

6.2     Costs and Expenses. The Credit Parties absolutely and unconditionally agree to pay to Agent, on demand by Agent at any time and as often as the occasion therefore may require, all reasonable fees and out-of-pocket disbursements of any counsel to Agent in connection with the preparation, negotiation, execution, or delivery of this Amendment and any agreements delivered in connection herewith and expenses which shall at any time be incurred or sustained by Agent or any participant of Agent or any of its respective directors, officers, employees or agents as a consequence of or in any way in connection with the preparation, negotiation, execution, or delivery of this Amendment and any agreements prepared, negotiated, executed or delivered in connection herewith.

6.3     Further Assurances. The parties hereto shall execute and deliver such additional documents and take such additional action as may be necessary or desirable to effectuate the provisions and purposes of this Amendment.

6.4     Binding Effect. This Amendment shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.

6.5     Survival of Representations and Warranties. All representations and warranties made in this Amendment or any other document furnished in connection with this Amendment shall survive the execution and delivery of this Amendment and the other documents, and no investigation by Agent or any Lender shall affect the representations and warranties or the right of Agent or the Lenders to rely upon them.

6.6     Releases by Credit Parties. As a material inducement to Agent and the Lenders to enter into this Amendment and to grant concessions to the Credit Parties, all in accordance with and subject to the terms and conditions of this Amendment, each Credit Party:

(a)     Does hereby remise, release, acquit, satisfy and forever discharge Agent and the Lenders and their subsidiaries and affiliates, and all of their respective past, present and future officers, directors, employees, agents, attorneys, representatives, participants, heirs, successors and assigns (each a “Releasee” and collectively, the “Releasees”) from any and all manner of debts, accountings, bonds, warranties, representations, covenants, promises, contracts, controversies, arguments, liabilities, obligations, expenses, damages, judgments, executions, actions, claims, demands and causes of action of any nature whatsoever, whether at law or in equity, either now accrued or hereafter maturing or whether known or unknown, which any Credit Party now has or hereafter can, shall or may have by reason of any manner, cause or things, from the beginning of the world to and including the date of this Amendment, with respect to matters arising out of, in connection with or related to:

(i)     any and all obligations owed or owing to any Releasee under any document evidencing financial arrangements by, among and between such Releasee and any Credit Party, relating to the Credit Agreement, and including, but not limited to, the administration or funding thereof;

(ii)     the Credit Agreement and indebtedness evidenced and secured thereby; or

(iii)     any other agreement or transaction between any Credit Party and any Releasee entered into in connection with the Credit Agreement.

(b)      Does hereby covenant and agree never to institute or cause to be instituted or continued prosecution of any suit or other form of action or proceeding of any kind or nature whatsoever against any Releasee by reason of or in connection with any of the foregoing matters, claims or causes of action; provided, however, that the foregoing release and covenant not to sue shall not apply to any claim arising after the date of this Amendment with respect to acts, occurrences or events after the date of this Amendment; and, further provided that the foregoing release and covenant not to sue shall not apply to any rights or claims, if any, of any third party creditors of any Credit Party. If any Credit Party or any of its successors, assigns or other legal representations violates the foregoing covenant, such Credit Party and its successors, assigns and legal representatives, jointly and severally agree to pay, in addition to such other damages as any Releasee may sustain as a result of such violation, all attorneys’ fees and costs incurred by any Releasee as a result of such violation.

(c)      Does hereby expressly acknowledge and agree that the covenants and agreements of Agent and the Lenders contained in this Amendment shall not be construed as an admission of any wrongdoing, liability or culpability on the part of Agent or any Lender or as any admission by Agent or any Lender of the existence of claims by any Credit Party against Agent, the Lenders or any other Releasee. Each Credit Party, Agent and the Lenders acknowledge and agree that the value to the Credit Parties of the covenants, consents and agreements on the part of Agent and the Lenders contained in this Amendment substantially and materially exceed any and all value of any kind or nature whatsoever of any claims or other liabilities waived or released by the Credit Parties.

(d)      Notwithstanding anything contained in this Amendment, the general release set forth in this Amendment shall not extend to and shall not include any duties or obligations of Agent or the Lenders in the Credit Agreement as modified by this Amendment or in any of the Loan Documents.

6.7      Entire Agreement. This Amendment expresses the entire understanding and agreement of the parties hereto with respect to the subject matter hereof and supersedes all prior understandings, negotiations, correspondence and agreements of the parties regarding such subject matter.

6.8      GOVERNING LAW. THE LAWS OF THE STATE OF NEW YORK SHALL GOVERN ALL MATTERS ARISING OUT OF, IN CONNECTION WITH OR RELATING TO THIS AMENDMENT, INCLUDING, ITS VALIDITY, INTERPRETATION, CONSTRUCTION, PERFORMANCE AND ENFORCEMENT (INCLUDING, ANY CLAIMS SOUNDING IN CONTRACT OR TORT LAW ARISING OUT OF THE SUBJECT MATTER HEREOF AND ANY DETERMINATIONS WITH RESPECT TO POST-JUDGMENT INTEREST).

6.9     Incorporation of Credit Agreement Provisions. The provisions contained in Sections 9.13, 9.14, 9.16, 9.18(b), 9.18(c), 9.18(d), 9.19, 9.23, and 9.24 of the Credit Agreement are incorporated herein by reference to the same extent as if reproduced herein in their entirety.

6.10     Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart. Delivery of an executed signature page of this Amendment by facsimile transmission or Electronic Transmission shall be as effective as delivery of a manually executed counterpart hereof.

[Signature Pages to Follow]

IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed by their respective duly authorized officers, as of the date first above written.

HEALTHCARE FINANCIAL SOLUTIONS,
LLC (as the successor in interest to GENERAL
ELECTRIC CAPITAL CORPORATION),
as Administrative Agent, a Lender, and Swingline
Lender

By:	/s/ R. Hanes Whiteley
Name: R. Hanes Whiteley
Title: Duly Authorized Signatory

NORTHSTAR HEALTHCARE ACQUISITIONS, L.L.C.
THIRD AMENDMENT TO CREDIT AGREEMENT
SIGNATURE PAGE

BORROWER:

NORTHSTAR HEALTHCARE
ACQUISITIONS, L.L.C.

By:	/s/ Kenneth Klein
Name:	Kenneth Klein
Title:	Chief Financial Officer

NORTHSTAR HEALTHCARE ACQUISITIONS, L.L.C.
THIRD AMENDMENT TO CREDIT AGREEMENT
SIGNATURE PAGE

CREDIT PARTIES:

NORTHSTAR HEALTHCARE HOLDINGS, INC.

By: _/s/ Kenneth Klein______________________
Name: Kenneth Klein
Title: Chief Financial Officer______________

NOBILIS HEALTH CORP.

By: _/s/ Kenneth Klein_______________________
Name: _Kenneth Klein_______________________
Title: Chief Financial Officer_________________

NORTHSTAR HEALTHCARE ACQUISITIONS, L.L.C.
THIRD AMENDMENT TO CREDIT AGREEMENT
SIGNATURE PAGE

NORTHSTAR HEALTHCARE NORTHWEST
HOUSTON MANAGEMENT, LLC

By: Northstar Healthcare Acquisitions, L.L.C.,
its sole manager

By:_/s/ Kenneth Klein_________________
Name: Kenneth Klein_________________
Title: Chief Financial Officer_________

NORTHSTAR HEALTHCARE MANAGEMENT
COMPANY, LLC

By: Northstar Healthcare Acquisitions, L.L.C.,
its sole member

By:__/s/ Kenneth Klein_________________
Name: Kenneth Klein___________________
Title: Chief Financial Officer____________

NORTHSTAR HEALTHCARE SURGERY
CENTER – HOUSTON, LLC

By: Northstar Healthcare Acquisitions, L.L.C.,
its sole member

By:_/s/ Kenneth Klein__________________
Name: Kenneth Klein__________________
Title: _Chief Financial Officer_________

NORTHSTAR HEALTHCARE SURGERY
CENTER – SCOTTSDALE, LLC

By: Northstar Healthcare Acquisitions, L.L.C.,
its sole manager

By:_/s/ Kenneth Klein_________________
Name: _Kenneth Klein_________________
Title: Chief Financial Officer__________

NORTHSTAR HEALTHCARE SUBCO, L.L.C.

By: _/s/ Kenneth Klein______________________
Name: _Kenneth Klein_____________________
Title: Chief Financial Officer_______________

NORTHSTAR HEALTHCARE LIMITED
PARTNER, L.L.C.

By: _/s/ Kenneth Klein______________________
Name: Kenneth Klein________________________
Title: Chief Financial Officer_________________

NORTHSTAR HEALTHCARE ACQUISITIONS, L.L.C.
THIRD AMENDMENT TO CREDIT AGREEMENT
SIGNATURE PAGE

NORTHSTAR HEALTHCARE GENERAL
PARTNER, L.L.C.

By: /s/ Kenneth Klein_______________________
Name: Kenneth Klein_______________________
Title: Chief Financial Officer________________

THE PALLADIUM FOR SURGERY – DALLAS,
LTD.

By: Northstar Healthcare General Partner,
L.L.C., its sole general partner

By:_/s/ Kenneth Klein________________
Name: _Kenneth Klein________________
Title: Chief Financial Officer__________

ATHAS HEALTH LLC

By: Northstar Healthcare Subco, L.L.C., its sole
member

By: _/s/ Kenneth Klein_______________
Name: _Kenneth Klein_______________
Title: Chief Financial Officer__________

ATHAS ADMINISTRATIVE LLC

By: Athas Health LLC, its sole member

By: /s/ Kenneth Klein__________________
Name: Kenneth Klein__________________
Title: Chief Financial Officer___________

ATHAS HOLDINGS LLC

By: Athas Health LLC, its sole member

By: /s/ Kenneth Klein__________________
Name: _Kenneth Klein__________________
Title: _Chief Financial Officer__________

FIRST NOBILIS HOSPITAL MANAGEMENT,
LLC

By:	/s/ Kenneth Klein
Name:	Kenneth Klein
Title:	Chief Financial Officer

NORTHSTAR HEALTHCARE ACQUISITIONS, L.L.C.
THIRD AMENDMENT TO CREDIT AGREEMENT
SIGNATURE PAGE

NOBILIS HEALTH MARKETING, LLC

By:	/s/ Kenneth Klein
Name:	Kenneth Klein
Title:	Chief Financial Officer

PEAK SURGEON INNOVATIONS, LLC

By:	/s/ Kenneth Klein
Name:	Kenneth Klein
Title:	Chief Financial Officer

PEAK NEUROMONITORING
MANAGEMENT, LLC

By:	/s/ Kenneth Klein
Name:	Kenneth Klein
Title:	Chief Financial Officer

PEAK NEUROMONITORING ASSOCIATES –
TEXAS II, LLC

By:	/s/ Kenneth Klein
Name:	Kenneth Klein
Title:	Chief Financial Officer

PEAK NEUROMONITORING ASSOCIATES –
LOUISIANA, LLC

By:	/s/ Kenneth Klein
Name:	Kenneth Klein
Title:	Chief Financial Officer

PEAK NEUROMONITORING ASSOCIATES –
FLORIDA, LLC

By:	/s/ Kenneth Klein
Name:	Kenneth Klein
Title:	Chief Financial Officer

PEAK NEUROMONITORING ASSOCIATES –
OHIO, LLC

By:	/s/ Kenneth Klein
Name:	Kenneth Klein
Title:	Chief Financial Officer

NORTHSTAR HEALTHCARE ACQUISITIONS, L.L.C.
THIRD AMENDMENT TO CREDIT AGREEMENT
SIGNATURE PAGE

PEAK NEUROMONITORING ASSOCIATES –
MICHIGAN, LLC

By:	/s/ Kenneth Klein
Name:	Kenneth Klein
Title:	Chief Financial Officer

NOBILIS SURGICAL ASSIST, LLC

By:	/s/ Kenneth Klein
Name:	Kenneth Klein
Title:	Chief Financial Officer

SOUTHWEST HOUSTON SURGICAL
ASSIST, LLC

By:	/s/ Kenneth Klein
Name:	Kenneth Klein
Title:	Chief Financial Officer

SOUTHWEST FREEWAY SURGERY
CENTER, LLC

By:	/s/ Kenneth Klein
Name:	Kenneth Klein
Title:	Chief Financial Officer

NORTHSTAR HEALTHCARE ACQUISITIONS, L.L.C.
THIRD AMENDMENT TO CREDIT AGREEMENT
SIGNATURE PAGE

FORM OF
EXHIBIT 4.2(b)
COMPLIANCE CERTIFICATE

NORTHSTAR HEALTHCARE ACQUISITIONS, L.L.C.

Date: _______________, 20__

This Compliance Certificate (this “Certificate”) is given by NORTHSTAR HEALTHCARE ACQUISITIONS, L.L.C., a Delaware limited liability company (the “Borrower”), pursuant to Section 4.2(b) of that certain Credit Agreement dated as of March 31, 2015, among the Borrower, the other Credit Parties party thereto from time to time, HEALTHCARE FINANCIAL SOLUTIONS, LLC, a Delaware limited liability company (as the successor in interest to GENERAL ELECTRIC CAPITAL CORPORATION), as administrative agent for the Secured Parties (in such capacity, the “Agent”), and the Lenders party thereto (as such agreement may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used herein without definition shall have the meanings set forth in the Credit Agreement.

The officer executing this Certificate is a Responsible Officer of the Borrower and Parent and as such is duly authorized to execute and deliver this Certificate on behalf of the Borrower. By executing this Certificate, such officer hereby certifies to Agent, the Lenders and the L/C Issuers, on behalf of the Borrower and Parent, that:

(a)     the financial statements delivered with this Certificate in accordance with Section 4.1(a) and/or Section 4.1(b) of the Credit Agreement are correct and complete and fairly present, in all material respects, in accordance with GAAP the financial position and the results of operations of Parent the Borrower and its Subsidiaries as of the dates of and for the periods covered by such financial statements (subject, in the case of interim financial statements, to normal year-end adjustments and the absence of footnote disclosure);

(b)     [Borrower Note: Include this paragraph only with respect to Certificates delivered for the last fiscal month of each Fiscal Quarter] Annex A hereto includes a correct calculation of EBITDA. Adjusted EBITDA, Cash Flow and Net Interest Expense for the relevant periods ended ___________, 20__; Annex B includes a correct calculation of each of the financial covenants contained in Article VI of the Credit Agreement for the relevant periods ended ____________, 20__] [Borrower Note: Include following re Excess Cash Flow only for Certificate delivered for end of applicable Fiscal Years] [and Excess Cash Flow (including a correct calculation of any required prepayment) for the Fiscal Year ended [December 31, 20__];

(c)     [Borrower Note: Include this paragraph only with respect to Certificates delivered for the last fiscal month of each Fiscal Quarter] as of ___________, 20__, no Credit Party or any Subsidiary of any Credit Party owns any Margin Stock [, except as specified on Annex C attached hereto].

(d)     to the best of such officer’s knowledge, no Default or Event of Default exists [except as specified on Annex C attached hereto]; and

(f)     since the Closing Date and except as disclosed in prior Certificates delivered to Agent, no Credit Party and no Subsidiary of any Credit Party has:

1

(i)     changed its legal name, identity, jurisdiction of incorporation, organization or formation or organizational structure or formed or acquired any Subsidiary except as follows: ____________________________________;

(ii)     acquired all or substantially all of the assets of, or merged or consolidated with or into, any Person, except as follows:_____________________________________; or

(iii)   changed its address or otherwise relocated, acquired fee simple title to any real property or entered into any real property leases, except as follows: ___________________________________________________.

IN WITNESS WHEREOF, the Borrower has caused this Certificate to be executed by one of its Responsible Officers this _____day of _______________, 20__.

Name:
Title:

Note: Unless otherwise specified, all financial covenants are calculated for the Defined Financial Group in accordance with GAAP. All calculations are without duplication.

2

ANNEX A
TO COMPLIANCE CERTIFICATE
Selected Financial Definitions and Calculations

I.	Definition/Calculation of EBITDA/Adjusted EBITDA

EBITDA is defined as follows:

A.	Net income (or loss) for the applicable period of measurement of the Defined Financial Group determined in accordance with GAAP

Less (or plus), to the extent included above in net income (or loss) for such period:

(1)

the income (or loss) of any Person accrued prior to the date it becomes a Credit Party or is merged into or consolidated with the Borrower or any other Credit Party or that Person’s assets are acquired by the Borrower or any other Credit Party

(2)

gains (or losses) from the sale, exchange, transfer or other disposition of Property or assets not in the Ordinary Course of Business of the Defined Financial Group, and related tax effects in accordance with GAAP

(3)	any other extraordinary gains (or losses) of the Defined Financial Group, and related tax effects in accordance with GAAP

(4)	income tax refunds received, in excess of income tax liabilities for such period

B.	Total exclusions from (additions to) net income (sum of (1)-(5) above)

Plus, without duplication, to the extent included in the calculation of net income (or loss) for such period:

(1)	Depreciation and amortization

(2)	Interest expense (less interest income) (net of realized gains and losses under permitted Rate Contracts with respect thereto)

(3)	All taxes on or measured by income (excluding income tax refunds) including, without duplication, Tax Distributions paid in cash in accordance with Section 5.11(d) of the Credit Agreement

(4)

All non-cash losses or expenses (or minus non-cash income or gain), including, without limitation, non-cash adjustments resulting from the application of purchase accounting, non-cash expenses arising from grants of stock appreciation rights, stock options or restricted stock, non-cash impairment of good will and other long term intangible assets, unrealized non-cash losses (or minus unrealized non-cash gains) under Rate Contracts, unrealized non-cash losses (or minus unrealized non-cash gains) in such period due solely to fluctuations in currency values, but excluding any non- cash loss or expense (a) that is an accrual of a reserve for a cash expenditure or payment to be made, or anticipated to be made, in a future period or (b)

relating to a write-down, write off or reserve with respect to Accounts and Inventory

(5)

Fees and expenses incurred in connection with the negotiation, execution and delivery on the Closing Date of the Loan Documents, to the extent that such fees and expenses do not exceed $630,143 in the aggregate for all fees and expenses and are disclosed to Agent

ANNEX A
TO COMPLIANCE CERTIFICATE
Selected Financial Definitions and Calculations

(6)

Fees and reasonable and documented out-of-pocket expenses incurred in connection with any amendments or waivers to the Credit Agreement and the other Loan Documents to the extent such fees and expenses have been disclosed to Agent

(7)

Fees and expenses incurred in connection with (i) a Permitted Acquisition (including any refinancing of (or amendment to) any Indebtedness acquired or assumed in connection therewith) or an Investment not in the ordinary course of business, (ii) a Disposition not in the ordinary course of business, (iii) Indebtedness incurred or Stock issued, in each instance in the foregoing clauses (i), (ii) and (iii), to the extent consummated and permitted under the Credit Agreement, and/or (iv) an Event of Loss, to the extent all such fees and expenses described in this clause (7) do not exceed $500,000 in the aggregate for any four consecutive Fiscal Quarter period

(8)

Fees and expenses (such fees and expenses described in this clause (8), collectively, “Unconsummated Transaction Fees”) incurred in connection with (i) a contemplated Permitted Acquisition or a contemplated Investment not in the ordinary course of business, (ii) a proposed incurrence of Indebtedness or proposed issuance of Stock, or (iii) a proposed Disposition not in the ordinary course of business, in each instance in the foregoing clauses (i), (ii) or (iii) which is not consummated and which is permitted under the Credit Agreement, to the extent all such Unconsummated Transaction Fees (a) do not exceed $250,000 in the aggregate for any four consecutive Fiscal Quarter period, and (b) are certified as such in a certificate of a Responsible Officer of the Borrower to Agent describing such fees and expenses in reasonable detail

(9)

One-time non-recurring or unusual expenses including, without limitation, severance costs, lease termination costs, relocation costs, restructuring charges and other one-time expenses not otherwise added back to EBITDA and certified as such in a certificate of a Responsible Officer of the Borrower describing such expenses in reasonable detail (collectively, “Non- Recurring Expenses”) in an aggregate amount not to exceed ten percent (10%) of EBITDA (calculated before the addback for Non-Recurring Expenses) in the aggregate for any four consecutive Fiscal Quarter period

(10)	Proceeds of business interruption insurance received in cash during such period to the extent not included in the calculation of net income (or loss) for such period

(11)

Pro forma incremental earnings related to the Athas acquisition, which, for each of the trailing twelve month periods ended as of the date set forth below, shall not exceed the amounts set forth opposite such date:

January 31, 2015	$ 8,146,204.84

February 28, 2015	$ 7,550,691.07

March 31, 2015	$ 6,947,702.22

April 30, 2015	$ 6,157,836.67

May 31, 2015	$ 5,512,489.11

June 30, 2015	$ 4,755,887.62

July 31, 2015	$ 4,101,320.80

August 31, 2015	$ 3,381,222.56

September 30, 2015	$ 2,631,224.04

October 31, 2015	$ 1,766,607.81

November 30, 2015	$ 1,039,034.49

December 31, 2015	$ 0.00

ANNEX A
TO COMPLIANCE CERTIFICATE
Selected Financial Definitions and Calculations

(12)	One-time write-down of Accounts taken in November 2014 in an amount equal to $2,656,462.50

(13)	Such other addbacks acceptable to Agent in its sole discretion

C.	Total add backs to net income (sum of (1)-(13) above):

D.	EBITDA (result of A minus B plus C above)

Adjusted EBITDA is defined as follows:

(i)	EBITDA (per D above)

(ii)

with respect to Targets owned by the Borrower for which the Agent has received financial statements pursuant to Section 4.1(b) for less than twelve (12) months, Pro Forma EBITDA allocated to each period prior to the acquisition thereof included in the trailing twelve (12) month period for which Adjusted EBITDA is being calculated; [Borrower Note: If more than one Target has been acquired, attach calculation of Pro Forma EBITDA for each Target]

(iii)

with respect to any Disposition consummated within the period in question, EBITDA attributable to the Subsidiary, profit centers, or other asset which is the subject of such Disposition from the beginning of such period until the date of consummation of such Disposition

Adjusted EBITDA (result of (i) plus (ii) minus (iii) above)

“Pro Forma EBITDA” means, with respect to any Target, EBITDA for such Target for the most recent twelve (12) month period preceding the acquisition thereof.

ANNEX A
TO COMPLIANCE CERTIFICATE
Selected Financial Definitions and Calculations

II.	Definition/Calculation of Cash Flow

Cash Flow (used for calculating Excess Cash Flow and Fixed Charge Coverage Ratio) is defined as:

A.	EBITDA (per definition I above)

Less unfinanced net capital expenditures:

(1)	Gross capital expenditures: the aggregate of all expenditures and other obligations for the period of measurement which should be capitalized under GAAP

Less, in each case, to the extent included in (1) above:

(a)	Net Proceeds from Dispositions

(b)	Expenditures financed with cash proceeds from Stock issuances

(c)

All insurance proceeds and condemnation awards received on account of any Event of Loss to the extent any such amounts are actually applied to replace, repair or reconstruct the damaged Property or Property affected by the condemnation or taking in connection with such Event of Loss

(d)	That portion of the purchase price of a Target in a Permitted Acquisition that constitutes a capital expenditure under GAAP

(2)	Total deductions from gross capital expenditures (sum of (a)-(d) above)

(3)	Net capital expenditures (result of (1) minus (2) above)

(4)	Less: Portion of capital expenditures financed under Capital Leases or other Indebtedness (Indebtedness, for this purpose, does not include drawings under the Revolving Loan Commitment)

B.	Unfinanced capital expenditures (result of (3) minus (4) above)

Cash Flow (result of A minus B above)

ANNEX A
TO COMPLIANCE CERTIFICATE
Selected Financial Definitions and Calculations

III.	Definition/Calculation of Net Interest Expense

Net Interest Expense (used for calculating Fixed Charge Coverage Ratio and Excess Cash Flow) is defined as1:

A.

Gross interest expense for such period paid or required to be paid in cash (including all commissions, discounts, fees and other charges in connection with letters of credit and similar instruments and net amounts paid or payable and/or received or receivable under permitted Rate Contracts in respect of interest rates) for Holdings and its Subsidiaries on a consolidated basis

B.	Less: Interest income for such period

Net Interest Expense (result of A minus B above)

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1           Net Interest Expense (a) for the measurement period ending on March 31, 2015, shall be deemed to equal $854,000, (b) for the measurement period ending on June 30, 2015, shall equal Net Interest Expense during the period from April 1, 2015 through June 30, 2015 multiplied by 4, (c) for the measurement period ending on September 30, 2015, shall equal Net Interest Expense during the period from July 1, 2015 through September 30, 2015 multiplied by 2, and (d) for the measurement period ending on December 31, 2015, shall equal Net Interest Expense during the period from October 1, 2015 through December 31, 2015 multiplied by 4/3.

ANNEX B
TO COMPLIANCE CERTIFICATE
Financial Covenant and Excess Cash Flow Calculations

I.	Section 6.1: Leverage Ratio

Leverage Ratio is defined as follows:

A.	The aggregate balance of outstanding Revolving Loans and Swing Loans as of the date of measurement

Plus:

(1)	L/C Reimbursement Obligations as of date of measurement then due and payable

(2)	Outstanding principal balance of the Term Loan as of date of measurement

(3)	Principal portion of Capital Lease Obligations and Indebtedness secured by purchase money Liens as of date of measurement

(4)	Subordinated Indebtedness as of date of measurement

(5)	Without duplication, all other Funded Indebtedness of the Defined Financial Group as of date of measurement

B.	Consolidated Total Indebtedness (sum of A plus sum of (1)-(5) above)

C.	Adjusted EBITDA for the twelve month period ending on the date of measurement (per I of Annex A)

Leverage Ratio (result of B divided by C above)

Permitted maximum Leverage Ratio

In Compliance	Yes/No

ANNEX B
TO COMPLIANCE CERTIFICATE
Financial Covenant and Excess Cash Flow Calculations

II.	Section 6.2: Fixed Charge Coverage Ratio

Fixed Charge Coverage Ratio is defined as follows:

A.	Cash Flow (per II of Annex A)

B.

Taxes on or measured by income paid or payable in cash with respect to such period including, without duplication, Tax Distributions paid in cash in accordance with Section 5.11(d) of the Credit Agreement

C.	Net Cash Flow (result of A minus B above)

Fixed charges are defined as:

D.	Net Interest Expense (per III of Annex A)

Plus:

(1)	Scheduled principal payments of Indebtedness during such period reduced by prepayments as permitted by the Credit Agreement

(2)	Restricted Payments paid in cash in accordance with Section 5.11(b) during such period

E.	Total fixed charges (result of D plus (1) and (2) above)

Fixed Charge Coverage Ratio (result of C divided by E above)

Required minimum Fixed Charge Coverage Ratio

In Compliance	Yes/No

For purposes of calculating Fixed Charge Coverage Ratio as of any date on or prior to June 30, 2016, fixed charges shall be calculated as follows:

a.      Scheduled principal payments of the Term Loans shall be deemed to be $1,000,000 for each such measurement period.

b.      (i) Scheduled principal payments of all Indebtedness other than the Term Loans and Prior Indebtedness, (ii) Taxes on or measured by income paid or required to be paid in cash, and (iii) Restricted Payments described in Section 5.11(b) of the Credit Agreement shall, in each case, be calculated in each case using the actual amounts paid in cash in respect thereof during each such measurement period.

ANNEX B
TO COMPLIANCE CERTIFICATE
Financial Covenant and Excess Cash Flow Calculations

III.	Excess Cash Flow Calculation [Borrower Note: Include ECF calculation only for Certificate delivered for end of applicable Fiscal Years.][2]

Excess Cash Flow is defined as follows:

A.	Cash Flow (per II of Annex A)

Less, without duplication, and to the extent actually paid in cash, in each case to the extent not financed with proceeds of Stock issuances or Indebtedness (other than Revolving Loans):

(1)	Scheduled principal payments with respect to Indebtedness

(2)	Net Interest Expense (per III of Annex A)

(3)	Taxes on or measured by income (including, without duplication, Tax Distributions permitted pursuant to Section 5.11(d) of the Credit Agreement)

(4)	Restricted payments permitted by Section 5.11(b) of the Credit Agreement

(5)	Increase in working capital (if any) (see Working Capital Calculation below)

(6)

The purchase price paid in cash for all Permitted Acquisitions and other Investments permitted pursuant to Section 5.4(j) of the Credit Agreement (other than any Investments in any Person which was already a Subsidiary or Investments in cash and Cash Equivalents)

(7)	Voluntary prepayments of the Term Loan during such period, to the extent such prepayments are applied in the same manner as mandatory prepayments

(8)	Voluntary prepayments of Revolving Loans during such period accompanied by a permanent reduction of the Revolving Loan Commitment

(9)	Cash addbacks to net income specified in clauses (6), (7), (8) and (9) in the calculation of EBITDA to the extent not reimbursed by a third person

B.	Total deductions from Cash Flow (sum of (1)-(9) above)

C.	Decrease in working capital (if any) (see Working Capital Calculation below)

D.	Excess Cash Flow (result of A minus B plus C above)

E.	Required prepayment percentage (see Section 1.8(e) of the Credit Agreement for percentage)	[____%]

F.	Required prepayment amount (result of D multiplied by E above)

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2 For purposes of calculating Excess Cash Flow, the Excess Cash Flow for the Fiscal Year ending December 31, 2015 shall be calculated for the Fiscal Quarters commencing on April 1, 2015 through and including December 31, 2015.

ANNEX B
TO COMPLIANCE CERTIFICATE
Financial Covenant and Excess Cash Flow Calculations

IV.	Working Capital Calculation

Decrease (increase) in working capital, for the purposes of the calculation of Excess Cash Flow, means the following:

		Beg. of Period		End of Period

Current assets:	$		$

Less (to the extent included in current Assets):

Cash	$		$

Cash Equivalents	$		$

Deferred tax assets	$		$

Adjusted current assets	$		$

Current liabilities:	$		$

Less (to the extent included in current liabilities):

Revolving Loans	$		$

Swing Loans	$		$

Current portion of Indebtedness	$		$

Deferred tax liabilities	$		$

Unearned revenue	$		$

Adjusted current liabilities	$		$

Working capital (adjusted current assets minus adjusted current liabilities)	$		$

Decrease (Increase) in working capital (beginning of period minus end of period working capital)			$

To the extent any of the Defined Financial Group consummates an acquisition during such period, beginning of period working capital shall be recalculated on a pro forma basis to include working capital acquired in such acquisition.